EXHIBIT 99.1

OMNIQ CORP to Present at the ThinkEquity Conference in New York on October 30, 2025

SALT LAKE CITY, Oct. 27, 2025 (GLOBE NEWSWIRE) -- OMNIQ CORP (OTCMKTS: OMQS) (“OMNIQ” or “the Company”), a leader in AI-based computer vision and IoT technologies, today announced that Chairman and CEO Shai Lustgarten will present at the ThinkEquity Conference on October 30, 2025, in New York, NY.

Mr. Lustgarten will discuss omniQ’s vision, growth strategy, and ongoing advancements in AI-driven automation and intelligent infrastructure. The presentation will highlight omniQ’s momentum across key verticals, including public safety, retail automation, and supply chain logistics.

The ThinkEquity Conference brings together public and private companies, institutional investors, and industry professionals to explore growth opportunities across sectors including technology, biotech, and energy. The event provides a platform for company presentations, one-on-one investor meetings, and strategic discussions shaping tomorrow’s market landscape.

The Company will also be available for one-on-one meetings with investors and analysts during the event.

Event Details

  Date: October 30, 2025
  Location: Mandarin Oriental Hotel, New York, NY
  Presenter: Shai Lustgarten, Chairman & CEO, OMNIQ CORP
  Meetings: Available upon request
  Registration: think-equity.com/thinkequity-conference

About ThinkEquity LLC
ThinkEquity LLC is a New York–based boutique investment bank that specializes in public and private capital markets, advisory, and transaction services for emerging-growth companies. Its teams have collectively helped finance over US$50 billion in capital raises, restructuring and M&A activities. ThinkEquity’s capabilities span IPOs, follow-on offerings, PIPEs, at-the-market programs, debt capital markets, mergers & acquisitions, institutional sales, trading and equity research. The firm focuses on growth sectors including technology, healthcare/life sciences, industrials, energy and clean-tech, and is headquartered at 17 State Street, New York, NY.

ABOUT OMNIQ

We use patented and proprietary artificial intelligence (AI) technology to deliver machine vision image processing solutions including data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications.

The technology and services we provide help our clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

Our principal solutions include hardware, software, communications, and automated management services, technical service, and support. Our highly tenured team of professionals has the knowledge and expertise to simplify the integration process for our customers. We deliver practical problem-solving solutions backed by numerous customer references.

Our customers include government agencies, healthcare, universities, airports, municipalities and more. We currently engage with several billion-dollar markets with double-digit growth, including the Global Safe City market and the Ticketless Safe Parking market.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.